MAINSTAY FUNDS TRUST

Supplement dated February 28, 2017 (“Supplement”)

to the Summary and Statutory Prospectuses dated February 28, 2017, as supplemented

Important Notice Regarding Changes to the Name and Principal Investment Strategies of the

MainStay ICAP International Fund (to be renamed the MainStay Epoch International Choice Fund effective on or about March 13, 2017) (the “Fund”)

At special meetings held on January 3 and 6, 2017, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) approved, among other related proposals: (i) the appointment of Epoch Investment Partners, Inc. ("Epoch") to manage the Fund’s assets on an interim basis, and the related interim subadvisory agreement; and (ii) the change of the Fund’s name and modifications of the Fund’s principal investment strategies, investment process and principal risks. The Board also approved the longer-term appointment of Epoch and the adoption of a subadvisory agreement so that Epoch may serve as subadvisor to the Fund on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. Shareholders will subsequently be asked to vote to approve the new subadvisory agreement to take effect upon the expiration of the interim subadvisory agreement. The Summary and Statutory Prospectuses dated February 28, 2017 prospectively reflect the changes to the Fund’s principal investment strategies that will take effect on or about March 13, 2017.

However, for the period from February 28, 2017 through March 13, 2017, the following remain in effect:

1.	Name Change. The Fund’s name is MainStay ICAP International Fund.

2.	Principal Investment Strategies. The first two paragraphs of the Fund’s principal investment strategies shall read:

The Fund invests primarily in equity securities of foreign companies with market capitalizations (at the time of investment) of at least $3 billion. The Fund invests in equity securities of companies that trade in developed, emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the MSCI EAFE® Index.

Under normal circumstances, the Fund will typically hold between 30 and 50 securities. The Fund intends to have at all times a majority of assets invested in foreign companies, with significant investments in at least three countries outside the United States. The Fund invests in foreign common stocks and other equity securities and currencies. Other equity securities may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, real estate investment trusts ("REITs"), warrants, preferred stocks and other securities convertible or exchangeable into common stock. Common stocks of foreign companies are generally equity securities issued by a company organized outside of the U.S. and are traded primarily in markets outside the U.S. The Fund may invest in foreign currency transactions (forwards) and futures transactions, which are types of derivative transactions, to enhance returns or reduce the risk of loss by hedging certain of its holdings.

3.	Principal Risks. The section of the Summary Prospectus and Prospectus entitled “Principal Risks” shall read as follows:

a. The following risks are deleted: Rights and Warrants Risk and Exchange-Traded Fund Risk.

b. The following principal risks are added:

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

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